Exhibit 32.1

CERTIFICATION PERSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C § 1350, and accompanies the quarterly report on Form 10-Q for the quarter ended March 31, 2019, (the “Form 10-Q”) of Mackinac Financial Corporation (the “Issuer”).

I, Paul D. Tobias, Chairman and Chief Executive Officer of the Issuer, certify that:

(1)The Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of the Issuer.

aya
/s/ Paul D. Tobias
Paul D. Tobias
Chairman and Chief Executive Officer
(chief executive officer)

Date: May 10, 2019